Annex A

In accordance with the provisions of General Instruction C to Schedule 13D, the name of each director and executive officer of each of BPPUS, BPP, BNAC, BOG and BPCL, together with their citizenship and present principal occupation or employment (and the name, principal business and address of any corporation or other organization in which such employment is conducted) is set forth below. Except as set forth this Annex A, none of the Annex A Persons beneficially own any Common Stock.

Banpu Power US Corporation

Name	Citizenship	Present Principal Occupation or Employment and Principal Address of Corporation in which Employment is Conducted
Kirana Limpaphayom(1)	Thailand	Director, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551, Austin, Texas 78701
Paul Didsayabutra(2)	Thailand	Director / Chief Executive Officer, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551,Austin, Texas 78701
Sinon Vongkusolkit	Thailand	Director, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551, Austin, Texas 78701
Dechapong Yuwaprecha	Thailand	Director, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551, Austin, Texas 78701
Issara Niropas	Thailand	Director, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551, Austin, Texas 78701
Teerapat Wongraveekul	Thailand	Director, Banpu Power US Corporation, 100 Congress Avenue, Suite 1551, Austin, Texas 78701

Banpu Power Public Company Limited

Name	Citizenship	Present Principal Occupation or Employment and Principal Address of Corporation in which Employment is Conducted
Naris Chaiyasoot	Thailand	Independent Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Yokporn Tantisawetrat	Thailand	Independent Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Patchanita Thamyongkit	Thailand	Independent Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Kijja Sripatthangkura	Thailand	Independent Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Chanin Vongkusolkit	Thailand	Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Metee Auapinyakul	Thailand	Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Somruedee Chaimongkol	Thailand	Director, Banpu Power Public Company Limited, Director / Chief Executive Officer, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Voravudhi Linananda	Thailand	Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Kirana Limpaphayom(1)	Thailand	Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Sinon Vongkusolkit	Thailand	Director, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Issara Niropas	Thailand	Director / Chief Executive Officer, Banpu Power Public Company Limited, 26th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand

Banpu North America Corporation

Name	Citizenship	Present Principal Occupation or Employment and Principal Address of Corporation in which Employment is Conducted
Akaraphong Dayananda(3)	Thailand	Director, Banpu North America Corporation, 251 Little Falls Drive, Wilmington, New Castle, Delaware 19808
Somruedee Chaimongkol	Thailand	Director, Banpu North America Corporation, 251 Little Falls Drive, Wilmington, New Castle, Delaware 19808
Arisara Sakulkarawek	Thailand	Director, Banpu North America Corporation, 251 Little Falls Drive, Wilmington, New Castle, Delaware 19808
Sinon Vongkusolkit	Thailand	Director, Banpu North America Corporation, 251 Little Falls Drive, Wilmington, New Castle, Delaware 19808
Thiti Mekavichai(4)	Thailand	Director, Banpu North America Corporation, 251 Little Falls Drive, Wilmington, New Castle, Delaware 19808

BOG Co., Ltd.

Name	Citizenship	Present Principal Occupation or Employment and Principal Address of Corporation in which Employment is Conducted
Akaraphong Dayananda(3)	Thailand	Director, BOG Co., Ltd., 1550 Thanapoom Tower, 27th Floor, New Petchburi Road, Makkasan Subdistrict, Ratchathewi District, Bangkok 10400, Thailand
Arisara Sakulkarawek	Thailand	Director, BOG Co., Ltd., 1550 Thanapoom Tower, 27th Floor, New Petchburi Road, Makkasan Subdistrict, Ratchathewi District, Bangkok 10400, Thailand
Sinon Vongkusolkit	Thailand	Director, BOG Co., Ltd., 1550 Thanapoom Tower, 27th Floor, New Petchburi Road, Makkasan Subdistrict, Ratchathewi District, Bangkok 10400, Thailand

Banpu Public Company Limited

Name	Citizenship	Present Principal Occupation or Employment and Principal Address of Corporation in which Employment is Conducted
Sinon Vongkusolkit	Thailand	Director / Chief Executive Officer, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Chanin Vongkusolkit	Thailand	Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Metee Auapinyakul	Thailand	Director / Advisor, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Ongart Auapinyakul	Thailand	Director / Advisor, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Verajet Vongkusolkit	Thailand	Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Teerana Bhongmakapat	Thailand	Independent Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Anon Sirisaengtaksin(5)	Thailand	Director / Advisor, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Pichai Dusdeekulchai	Thailand	Independent Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Teerapat Sanguankotchakorn	Thailand	Independent Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Piriya Khempon	Thailand	Independent Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Sarayuth Saenchan	Thailand	Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Watanan Petersik	Thailand	Independent Director, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand
Buntoeng Vongkusolkit	Thailand	Director, Banpu Public Company Limited, 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok 10400 Thailand

(1)	Mr. Limpaphayom holds 25,000 shares of Common Stock.
(2)	Mr. Didsayabuta holds 1,904 shares of Common Stock.
(3)	Mr. Dayananda holds 500 shares of Common Stock.
(4)	Mr. Mekavichai holds 18,500 shares of Common Stock.
(5)	Mr. Sirisaengtaksin holds 5,000 shares of Common Stock.